UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: MAY 31

Date of reporting period:	JUNE 1, 2011 – MAY 31, 2012
(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT Managers AMG Funds May 31, 2012 Essex Small/Micro Cap Growth Fund

AR015-0512

Essex Small/Micro Cap Growth Fund

Annual Report – May 31, 2012

TABLE OF CONTENTS	Page
LETTER TO SHAREHOLDERS	1
ABOUT YOUR FUND’S EXPENSES	3
INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4
NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	11
FINANCIAL STATEMENTS
Statement of Assets and Liabilities	12
Balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts
Statement of Operations	13
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year
Statement of Changes in Net Assets	14
Detail of changes in assets for the past two fiscal years
FINANCIAL HIGHLIGHTS	15
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets
NOTES TO FINANCIAL STATEMENTS	16
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21
TRUSTEES AND OFFICERS	22

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. The Essex Small/Micro Cap Growth Fund (the “Fund”) invests in small- and micro-capitalization growth companies.

The U.S. equity market generated slightly negative returns as the Russell 3000® Index returned (-1.87%) through May 31, 2012 over the trailing 12 months. During the last 12 months, large-cap stocks outperformed small-cap stocks and growth beat value. As a result, the best performing segment of the U.S. equity market was large-cap growth. The Russell 1000® Growth Index returned (+1.49%) and handily outperformed the Russell 1000® Value Index, which returned (-3.88%). Over the same time period the Russell 1000® Index returned (-1.23%), compared to (-8.88%) for the Russell 2000® Index.

The above-mentioned returns do not tell the full story of the last 12 months, which were dominated by macro, global developments such as the Arab Spring and the European debt crisis. During the third quarter of 2011, markets turned negative after a decent start to 2011. This was mostly attributable to increased concerns about a double-dip recession in the U.S. and a hard landing in developing countries. The U.S. debt ceiling debate and subsequent S&P downgrade of U.S. long-term debt added to investor uncertainty. Between June 1, 2011 and September 30, 2011, the Russell 3000® Index had returned roughly (-17%). This quickly changed in early October, as domestic economic data improved, which caused investor concerns of a double-dip recession to evaporate. The result of these changes was a strong rally. Additionally, signs of progress in resolving the European debt crisis comforted investors and lead to a return to the “risk-on” trade. The rally continued into the first quarter of 2012. In fact, the first quarter of 2012 was the strongest first quarter since 1998. Between October 1, 2011 and March 31, 2012, the Russell 3000® Index rallied nearly (+27%). The European debt crisis reappeared on center stage during the second quarter and investors quickly adopted the “risk off” trade. The Russell 3000® Index was down nearly (-7%) in the first two months of the second quarter, through May 31, 2012. The end result of this choppy period was a modestly negative 12-month return for the Russell 3000® Index. Markets were volatile and investors remain uneasy. Most of the macro factors that caused markets to turn negative in mid-2011 remain.

Against this backdrop, the absolute and relative performance of the Fund was weak, as detailed below.

Periods Ended 05/31/2012		Six Months	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
Essex Small/Micro Cap Growth Fund
Class A*	No Load	2.84%	(15.50)%	13.31%	(3.47)%	6.25%	7.04%	9/28/2000
Class A*	With Load	(3.06)%	(20.36)%	11.11%	(4.60)%	5.62%	6.50%	9/28/2000
Class C*	No Load	2.49%	(16.13)%	12.47%	(4.18)%	—	(2.19)%	3/1/2006
Class C*	With Load	1.49%	(16.97)%	12.47%	(4.18)%	—	(2.19)%	3/1/2006
Russell 2000® Growth Index		3.24%	(9.46)%	17.37%	0.85%	5.91%	—	9/28/2000	†

*	The inception date for Class A shares reflects that of the “Predecessor Fund” which commenced operations September 28, 2000. Class C shares commenced operations on March 1, 2006.
†	Date reflects the inception date of the Fund, not the index.

For the fiscal year ended May 31, 2012, the Essex Small/Micro Cap Growth Fund returned (-15.50%), underperforming its benchmark, the Russell 2000® Growth Index, which returned (-9.46%). The primary driver of the underperformance was the Fund’s holdings within the technology sector, especially those companies in the electronic communications industry related to the rollout of 4G LTE technology. An unexpected slowdown in new investment in cellular technology following the breakdown of the AT&T and T-Mobile merger caused a drop in several small technology stocks. An underweight to consumer staples stocks also weighed on relative performance results since it was one of the top absolute performing sectors overall. The Fund was also underweight to energy stocks, but this provided a net benefit to relative performance since energy stocks suffered as a result of declining oil and gas prices. Consumer discretionary and health care holdings were among the best performers in spite of the volatile market environment.

Letter to Shareholders (continued)

The Essex portfolio management team has provided a more detailed discussion of the performance of the Fund during the last year and its perspective on the investment environment in the management discussion and analysis section of this report.

The following report covers the one-year period ended May 31, 2012. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

/s/ Keitha Kinne
Keitha Kinne Managing Partner Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2012	Expense Ratio for the Period	Beginning Account Value 12/01/11	Ending Account Value 05/31/12	Expenses Paid During the Period*
Essex Small/Micro Cap Growth Fund
Class A
Based on Actual Fund Return	1.47%	$1,000	$1,028	$7.45
Hypothetical (5% return before expenses)	1.47%	$1,000	$1,018	$7.41
Class C
Based on Actual Fund Return	2.22%	$1,000	$1,025	$11.24
Hypothetical (5% return before expenses)	2.22%	$1,000	$1,014	$11.18

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

Essex Small/Micro Cap Growth Fund

Investment Manager’s Comments

For the fiscal year ended May 31, 2012, the Essex Small/Micro Cap Growth Fund (the “Fund”) declined (-15.50%), underperforming the Russell 2000® Growth Index, which returned (-9.46%).

Portfolio/Sector Commentary

The past twelve months included two distinctly different market environments. During the first five months of the period, investors were preoccupied with macroeconomic and political risk. The list of potential events threatening to derail the global recovery was long: a double-dip recession, the government deadlock over the debt ceiling, uncertainty about the sovereign debt crisis in Europe, and slowing growth in developing economies. As these issues dominated investors’ attention, the market weakened significantly during the summer months. Volatility was high as investors traded with a “risk on” or “risk off” approach, and correlations spiked as fundamentals were routinely ignored in favor of a focus on the daily headlines. Overly defensive positioning also resulted in lagging returns for the fastest growing stocks. This created an environment in which stock picking in general did not generate alpha, and our relative returns suffered. However, despite this difficult market environment, we saw signs of an ongoing economic recovery, and remained confident that the U.S. economy would prove more resilient than investors expected. In the last seven months of the period, our viewpoint was largely validated by improving macroeconomic data, including a gradual easing of unemployment levels and receding inflationary pressures, leading to a significant rebound in the major indexes toward the end of 2011 and during the first quarter of 2012.

For the fiscal year ended May 31, 2012, underperformance was primarily a result of disappointing returns in our technology stocks, where our portfolio was positioned to take advantage of growth in LTE and 4G (4th generation long term evolution cell phone mobile communications). This emphasis was detrimental to performance when telecom spending slowed materially after the breakdown of the AT&T and T-Mobile merger. Stocks with exposure to the telecom end market were punished severely, and we saw an outsized negative influence on our returns as the change in telecom spending occurred during last fall’s very weak market environment. Although we remained bullish on the long-term prospects for our telecom holdings, as ever-increasing data consumption will ultimately drive investment, we recognized that stocks with the greatest near-term earnings risk or balance sheet weaknesses were likely to underperform. Thus, we sold several positions fitting these criteria, and instead emphasized companies with more favorable near-term fundamentals and higher quality balance sheets. While this selective repositioning somewhat mitigated the decline in telecom, the spending slowdown nonetheless had a significant negative influence on our returns this year, and was the key driver of our underperformance. However, we are encouraged by the breadth of favorable returns elsewhere in our portfolio, including in the remainder of the technology sector, and believe we are well-positioned going forward.

Although recent market performance has weakened with renewed concerns about Europe, we see several reasons to believe that investing opportunities remain despite uncertainty in the market. First, there are convincing signs of a resurgence in U.S. manufacturing activity, with narrowing price differentials with emerging economies and low natural gas prices providing a key competitive advantage for U.S. based companies. The secular shift to more technologically advanced drilling techniques has also unleashed powerful forces in the domestic economy: rising domestic oil supplies make energy independence a more realistic goal, and low natural gas prices are sparking an industrial renaissance in gas-fired power, natural gas transportation and liquefied natural gas (“LNG”). Aside from the industrial sectors, we see other encouraging trends. While U.S. housing has yet to establish a defined bottom, positive data from multi-family housing starts offer tangible evidence of recovery as opposed to data driven by government incentives and rebates. In technology, the business community’s ongoing efforts to raise productivity levels will continue to motivate technology investments, and we also like secular growth themes such as cloud computing and e-commerce. Finally, consumer confidence has improved, and lower energy prices are beneficial to consumer budgets. Moreover, we see ample opportunities for investment in this environment, and expect that our investment process will continue to identify companies with dynamic growth potential.

Technology: Technology underperformed in the period. During the first five months through October 2011, the sector traded down with economic fears. While shares initially rebounded along with the market in late 2011 and early 2012, the sector lagged the overall benchmark as concerns about Europe and the re-emergence of an inventory cycle kept gains in check. Our stock selection in technology suffered significantly from our exposure to telecom equipment, which detracted from returns as carrier spending slowed materially in the wake of the breakdown of the AT&T and T-Mobile merger. The distraction of the merger controversy resulted in a cyclical pause in carrier spending on new technology, negatively impacting many of our holdings, including Powerwave Technologies, Inc., Acme Packet, Inc., AudioCodes, Ltd. and Interactive Intelligence Group, Inc. Investors, including ourselves, were caught off guard by the magnitude of capital expenditure slowdown in telecom and shares with exposure were punished severely. This disappointing trend was exacerbated as it coincided with a weak overall market trend. Vocus, Inc. (“Vocus”) traded down after a negative guidance revision, driven by the dilution from the company’s acquisition of iContact and a significant increase in the company’s sales force. We sold our position following this announcement due to heightened near term execution risk, but later reinitiated a position in the stock after fundamental results positively surprised. In particular, the company’s organic growth rate was well above expectations, which we think provides early evidence that investments in the sales force are generating results. We also believe that the iContact acquisition will ultimately prove to be more beneficial than investors expect, as the acquisition enhances Vocus’ existing offering and provides a customer base to which the company can cross-sell SMB products. We expect Vocus to show significant operating leverage as these new businesses gain traction as well as significant free cash flow generation. Marchex, Inc. suffered heavy losses during the period when the company issued guidance below expectations, as a large customer allocated a portion of spending to a competitor, along with some growing pains in the rapidly expanding call advertising business. We have held our position as the stock is very attractively valued, and are encouraged by recent insider purchases. Importantly, the growth opportunity in call advertising remains robust, and we believe ongoing growth in this business will become more apparent to investors as declines in

Essex Small/Micro Cap Growth Fund

Investment Manager’s Comments (continued)

the legacy businesses abate. Power-One, Inc. (“Power-One”) suffered with the remarkable weakness in solar shares over the period, which were pummeled with negative developments out of Europe and ongoing pricing concerns. We continue to like Power-One’s exposure to inverters, however, as well as the company’s strong balance sheet. Power-One has posted strong growth trends outside Europe, and we think that the company’s market share gains will position it well as the industry recovers. Limelight weakened on competitive concerns, as well as fundamental disappointments that revealed weak results in an acquired business. We did not sell our position following this news as we thought the core business had more value than the share price embedded, and were encouraged by the company’s decision to reverse the troubled acquisition. Shares partially recovered later in the year, and we sold our position at the end of the period. Our top contributors were AOL, Inc. and Web.com Group, Inc. AOL, Inc. shares jumped significantly near the end of the period on the announcement that the company sold a patent portfolio to Microsoft for over $1 billion, with the intent to return a significant portion of the proceeds to shareholders. Web.com Group, Inc. has shown an ability to grow its business by helping their small business customers succeed online, and recent results have shown improving organic growth rates and the resumption of subscriber growth. The stock has also responded favorably to an attractive acquisition. Looking ahead, we continue to focus on growth opportunities in health care IT, internet, and ecommerce.

Energy: An underweight to energy stocks helped performance, however stock selection within the sector was another source of the Fund’s underperformance. Energy stock returns varied dramatically over the period, as the shares traded with swings in commodity prices and macroeconomic concerns. Over the entire twelve-month period, the sector was the most notable laggard in the market. Our exploration & production (“E&P”) and oil services holdings were the largest detractors in this sector, particularly for North American focused names such as Pioneer Drilling Co. and Tesco Corp. Oil prices declined significantly during the second quarter of 2011 as macroeconomic concerns intensified, which had a negative impact on these stocks. Looking ahead for energy stocks, while we recognize the risks to commodity prices from increasing domestic oil supplies, our more upbeat economic viewpoint suggests that current fears about softening demand are overblown. We think that the stocks are already discounting commodity price downside, and also note that the new shale plays remain economic at lower crude prices. We like companies that are positioned to capitalize on increased U.S. production and service intensity, and our investments are focused on companies with greater exposure to oil than natural gas. Meanwhile, the persistently low natural gas price is also creating distinct opportunities for growth investments in other sectors, with profound implications for industrial growth and manufacturing activity, as well as secular growth in natural gas fueling and LNG.

Consumer Discretionary: Positive results in consumer discretionary partially offset the lackluster returns from technology and energy, with notable strength in the latter half of the period fueled by renewed consumer confidence and optimism on spending trends. Selective positioning and new additions to the portfolio have led to ownership of many compelling growth stories in the consumer sector. The most notable new addition has been LeapFrog

Enterprises, Inc. which nearly doubled over the period, reflecting strong fundamental results and robust demand for the company’s newly introduced LeapPad product. In retail, our selective stance has continued to yield results, with long-term holdings Cost Plus, Inc. and Ulta Salon Cosmetics & Fragrance, Inc. “Ulta” positively influencing returns. Cost Plus, Inc. soared over the period as the company reported impressive comparable store sales gains and expanded margins, and gains were further compounded when Bed, Bath and Beyond announced an acquisition of the company. Meanwhile, Ulta continued its impressive run, as the company has evolved into one of retail’s premier growth stories. The company continues to boast an impressive unit growth opportunity, and execution on sales and margins has been outstanding. In restaurants, we benefited from ownership of O’Charley’s, Inc. O’Charley’s performed well in the latter half of the period on the announcement that Fidelity National intends to acquire the company. We sold our position following this announcement.

Materials: Materials made a positive contribution during the twelve-month period. Our returns outpaced the benchmark return, with a modestly positive return compared to the sector’s (-26%) decline within the benchmark, and our underweight position also benefited returns during the period. Within the benchmark, returns varied dramatically within materials. Companies with exposure to an improving construction market performed well, while those more directly levered to commodity prices lagged the sector’s overall return. Thus, our selective positioning in the sector was a significant driver of returns during the period: we avoided exposure to metals, which boosted returns, while our exposure to building materials resulted in notable gains. Headwaters, Inc. represents our portfolio’s exposure to construction materials, and shares were lifted late in the period with optimism for a housing recovery. Notably, Headwaters, Inc.’s past restructuring leaves it very well positioned for an upturn in construction market demand.

Health Care: The health care sector’s defensive characteristics were favored when the market declined, and our overweight position provided a nice tailwind to returns. We benefited from our overweight position, as well as favorable stock selection in the sector. For the period, performance was driven by pharmaceuticals and life sciences, with holdings in Akorn, Inc. and Caliper Life Sciences, Inc. (“Caliper”) most beneficial to returns. Akorn Inc.’s stock marched higher through most of the period. The company beat investor expectations, as the company made progress filling the new product pipeline through internal development as well as accretive acquisitions. Caliper reported a strong second quarter 2011 and raised guidance. Following the report, Perkin Elmer announced its intent to acquire the company. Within equipment and services, HealthStream, Inc. and Zoll Medical Corp. (“Zoll”) aided returns. HealthStream, Inc. moved higher through the year: we believe growth prospects are good for the company’s learning management systems for the health care end market, and fundamental results have been positive. Zoll reported a strong quarterly result for the final months of 2011. A Japanese company, Asahi, announced its intent to acquire the company at a premium. We sold our position in the quarter following the takeover announcement. Offsetting these gains, Cardiovascular Systems, Inc. and Merit Medical Systems, Inc. were notable detractors. Cardiovascular Systems issued a negative preannouncement during the fourth quarter of 2011. Physician order patterns had been disrupted in some of their accounts after CMS

Essex Small/Micro Cap Growth Fund

Investment Manager’s Comments (continued)

began to reimburse in-office atherectomy procedures earlier last year. Merit Medical Systems, Inc. manufactures medical devices used in interventional and diagnostic procedures. The company reported disappointing results during the third quarter of 2011 and the stock declined as a result. We exited both positions as our confidence level was greatly reduced.

Industrials: Sentiment for industrial names weakened considerably early in the period, impacted by fears of a weakening global economy. Performance then improved after the market lows in the fall, as the bottoming of several leading economic indicators pointed to a healthier environment for cyclical companies, and increased confidence in the macro recovery boosted industrials shares. We modestly trailed the benchmark for the fiscal year, mitigating the headwind of cyclical concerns with exposure to compelling secular growth trends. Selection in capital goods was mixed, with gains in machinery offset by weaker returns from companies with exposure to alternative energy and transportation end markets. Alternative energy holding Satcon Technology Corp. suffered with the overall weakness in solar shares, and detracted from performance. We sold Satcon during the period. Orion Energy Systems, Inc. was also negatively impacted by uncertainty in the solar market, and the micro-cap stock suffered as management worked through an accounting restatement. In transportation, Greenbrier Cos. Inc. weighed on performance for the period. Investors worried about transportation exposure late in the period, with concerns on fuel prices and lower coal volumes due to a mild winter and coal-to-gas switching. We believe an improving economy and resurging manufacturing activity in the U.S. will ultimately support core transportation volumes. Commercial and professional services was an area of strength, particularly from On Assignment, Inc. The professional staffing company reported fundamental results that materially exceeded Street expectations, benefiting from a recovery in health care staffing and successful execution in the company’s targeted growth areas. Shares extended their gains late in the period, after On Assignment announced a highly accretive acquisition that deepens the company’s exposure to IT staffing. Elsewhere in industrials, we benefited from our exposure to secular growth trends in LNG and natural gas transportation, via ownership of Chart Industries, Inc. LNG has become an important growth industry, as worldwide differentials in gas prices are leading to a substantial buildout of LNG facilities, while low domestic natural gas prices are motivating investment in natural gas fueling infrastructure. Our process identified these companies relatively early in their growth trajectory, and returns have benefited as investors became more bullish on the LNG and natural gas fueling end markets.

Financials: While financials declined during the first half of the twelve-month period, the sector reversed course in the second half, as investors gained confidence that the financial crisis and its lingering effects on the banking sector might finally be in the past. We generally kept pace with the benchmark in most areas within financials, although our portfolio’s stated policy of excluding REITs created a modest headwind. Our overweight position in insurance also challenged returns, as investors worried about reinvestment risk in the low interest rate environment. However, we successfully offset this effect via strong stock selection within insurance, with

American Safety Insurance Holdings, Ltd. the most notable contributor. We still see signs of core pricing improvement in the industry, and retain exposure to the group as a hedge against rising interest rates.

Outlook

Wall Street observers often comment that a healthy bull market needs to “climb a wall of worry”, and we expect this to continue to play out as global markets recover from the financial crisis. The outlook for Europe remains highly uncertain, and investors must still process continued debt overhangs, slowing growth in China’s export-driven economy, and a fragile rebound in the U.S. that still lacks a clearly defined bottom in housing. Yet, recent economic data in the U.S. remains encouraging; small business hiring has continued, and the Fed confirmed intact global growth with no announcement of an imminent QE3 plan. Although investors continue to worry about the pace of recovery, macroeconomic indicators continue to point to measured improvement. We expect this modest recovery to further take hold in 2012, with a possible return to more normalized GDP growth as financials firm and cyclicals gain a more solid footing. In addition, aside from the inherent EU risks, consumer debts continue to be paid down, China’s growth rate is still healthy and U.S. manufacturing has gained a competitive advantage from low energy input costs. We believe that investors remain underinvested in equities and that opportunity exists as investors’ worries about macroeconomic growth are met with the global recovery’s continued resilience.

This commentary reflects the viewpoints of Essex Investment Management Co., LLC as of May 31, 2012 and is not intended as a forecast or guarantee of future results.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart illustrates the performance of a hypothetical $10,000 investment made in Essex Small/Micro Cap Growth Fund and includes, for periods prior to the Fund’s inception on June 25, 2002, the total return of the Burridge 401(k) Plan Trust, the predecessor account, compared to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The predecessor account began operations on September 28, 2000, and its objectives, policies, guidelines and restrictions were, in all material respects, the same as the Fund’s. The predecessor account was not registered as a mutual fund and, therefore, was not subject to certain investment restrictions that are imposed upon mutual funds. If the predecessor account had been registered as a mutual fund, the predecessor account’s performance may have been adversely affected. The performance of the predecessor account was calculated according to the standardized SEC method, except that quarterly rather than daily fund values were used. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

Essex Small/Micro Cap Growth Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annual total returns for the Essex Small/Micro Cap Growth Fund since inception through May 31, 2012 and the Russell 2000® Growth Index for the same time period.

		Average Annual Total Returns[1]
		One Year	Five Years	Ten Years	Since Inception	Inception Date
Essex Small/Micro Cap Growth Fund [2,3,4,5]
Class A*	No Load	(15.50)%	(3.47)%	6.25%	7.04%	9/28/2000
Class A*	With Load	(20.36)%	(4.60)%	5.62%	6.50%	9/28/2000
Class C*†	No Load	(16.13)%	(4.18)%	—	(2.19)%	3/1/2006
Class C*†	With Load	(16.97)%	(4.18)%	—	(2.19)%	3/1/2006
Russell 2000® Growth Index [6]		(9.46)%	0.85%	5.91%	—	9/28/2000	††

*	The inception date for Class A shares reflects that of the “Predecessor Fund” which commenced operations September 28, 2000. Class C shares commenced operations on March 1, 2006.
†	Class C shares convert to an equal dollar value of Class A shares at the end of the tenth year after purchase.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

††	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2012. All returns are in U.S. dollars($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.
[4]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[5]	The Fund is subject to risks associated with investments in micro-cap companies, such as relatively short earnings history, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.
[6]

The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The Russell 2000® Growth Index is a registered trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Essex Small/Micro Cap Growth Fund

Fund Snapshots

May 31, 2012

Portfolio Breakdown (unaudited)

Industry	Essex Small/Micro Cap Growth Fund**	Russell 2000® Growth Index
Health Care	28.3%	12.9%
Information Technology	25.1%	16.1%
Industrials	24.5%	15.5%
Consumer Discretionary	9.3%	13.9%
Financials	5.5%	23.5%
Energy	4.2%	5.7%
Telecommunication Services	2.5%	0.8%
Materials	1.4%	4.4%
Utilities	—	3.5%
Consumer Staples	—	3.7%
Other Assets and Liabilities	(0.8)%	—

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
HealthStream, Inc.*	2.1%
Acacia Research Corp.*	1.9
HeartWare International, Inc.*	1.9
AOL, Inc.	1.8
Cardtronics, Inc.*	1.7
On Assignment, Inc.	1.6
Web.com Group, Inc.	1.5
Titan International, Inc.*	1.5
Air Methods Corp.*	1.4
PAREXEL International Corp.	1.4

Top Ten as a Group	16.8%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

*	Top Ten Holding at November 30, 2011

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments

May 31, 2012

	Shares	Value

Common Stocks - 100.8%
Consumer Discretionary - 9.3%
Aeropostale, Inc.*	43,132	$797,942
American Public Education, Inc.*	16,702	474,838
Citi Trends, Inc.*	28,182	389,475
Einstein Noah Restaurant Group, Inc.	42,509	728,604
Imax Corp.*,1	42,950	912,258
Kona Grill, Inc.*	61,512	477,333
LeapFrog Enterprises, Inc.*	95,102	990,963
Marcus Corp.	66,263	883,286
Steven Madden, Ltd.*	20,133	816,192
Ulta Salon Cosmetics & Fragrance, Inc.	8,962	800,934
Total Consumer Discretionary		7,271,825
Energy - 4.2%
Abraxas Petroleum Corp.*	225,573	622,581
Dawson Geophysical Co.*	30,531	693,054
Pioneer Drilling Co.*	93,489	695,558
Tesco Corp.*	56,232	675,909
Tsakos Energy Navigation, Ltd.	112,324	600,933
Total Energy		3,288,035
Financials - 5.5%
American Safety Insurance Holdings, Ltd.*	32,215	578,581
Banner Corp.	39,918	766,426
CNO Financial Group, Inc.*	113,126	776,044
eHealth, Inc.*	50,310	806,469
Employers Holdings, Inc.	44,660	754,754
Evercore Partners, Inc., Class A	26,777	661,660
Total Financials		4,343,934
Health Care - 28.3%
3SBio, Inc., ADR*	56,849	710,044
Affymetrix, Inc.*	196,655	932,145
Air Methods Corp.*	12,405	1,130,716
Akorn, Inc.*	76,002	1,037,427
Biolase, Inc.*	3	7
BioScrip, Inc.*	163,779	1,107,146
Bruker Corp.*	69,674	1,033,265
Conceptus, Inc.*	47,463	799,277
Cutera, Inc.*	105,890	731,700
Dusa Pharmaceuticals, Inc.*	74,777	385,849
Given Imaging, Ltd.*	35,784	583,995
HealthStream, Inc.*	76,927	1,624,698
HeartWare International, Inc.*	18,209	1,481,666
MWI Veterinary Supply, Inc.*	9,739	905,240
NuVasive, Inc.*	40,886	807,907

	Shares	Value

OraSure Technologies, Inc.*	88,597	$916,979
PAREXEL International Corp.*	41,831	1,119,398
Rockwell Medical Technologies, Inc.*	80,197	682,476
Santarus, Inc.*	138,598	923,063
Sequenom, Inc.*,1	152,639	584,607
Staar Surgical Co.*	77,765	660,225
SurModics, Inc.*	62,808	874,915
Symmetry Medical, Inc.*	98,742	764,263
Syneron Medical, Ltd.*	53,748	571,341
TearLab Corp.*	164,837	534,072
Thoratec Corp.*	25,419	771,213
Trinity Biotech PLC, Sponsored ADR	41,910	481,965
Total Health Care		22,155,599
Industrials - 24.5%
Acacia Research Corp.*	42,730	1,485,722
Aceto Corp.	106,251	906,321
Advisory Board Co., The*	10,261	993,983
Altra Holdings, Inc.*	46,379	777,776
Cascade Corp.	17,963	897,432
Ceco Environmental Corp.[1]	54,214	383,835
Chart Industries, Inc.*	11,740	733,281
Encore Capital Group, Inc.*	43,576	1,056,282
FuelCell Energy, Inc.*	508,877	686,984
Global Power Equipment Group, Inc.*	29,209	538,322
Great Lakes Dredge & Dock Corp.	130,824	850,356
Greenbrier Cos, Inc.*	50,169	694,339
Hardinge, Inc.	67,329	629,526
Hawaiian Holdings, Inc.*	137,620	795,444
Lindsay Corp.	13,362	743,595
LSI Industries, Inc.	83,890	513,407
Manitex International, Inc.*	97,860	794,623
Met-Pro Corp.	43,567	413,015
On Assignment, Inc.*	76,284	1,270,891
Orion Energy Systems, Inc.*	182,659	392,717
PowerSecure International, Inc.*	75,200	312,080
Roadrunner Transportation Systems, Inc.*	47,868	804,182
Titan International, Inc.	50,891	1,139,958
Wabash National Corp.*	95,216	662,703
Westport Innovations, Inc.*,1	27,270	665,661
Total Industrials		19,142,435
Information Technology - 25.1%
AOL, Inc.*	50,838	1,394,486
AudioCodes, Ltd.*	151,828	279,364
Aviat Networks, Inc.*	359,191	930,305

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 25.1% (continued)
Callidus Software, Inc.*	169,394	$845,276
Cardtronics, Inc.*	48,495	1,358,830
CIBER, Inc.*	118,345	423,675
ClickSoftware Technologies, Ltd.	45,380	389,360
Computer Task Group, Inc.*	69,127	841,276
Datalink Corp.*	76,892	762,769
Glu Mobile, Inc.*,1	102,704	474,493
Guidance Software, Inc.*	94,167	772,170
Interactive Intelligence Group, Inc.*	38,411	991,004
Lionbridge Technologies, Inc.*	264,099	794,938
Logitech International SA*,1	76,848	786,155
Manhattan Associates, Inc.*	23,559	1,119,053
Marchex, Inc., Class B	98,944	354,220
MEMSIC, Inc.*	103,984	233,964
Methode Electronics, Inc.	98,830	742,213
PMC - Sierra, Inc.*,1	133,345	850,741
Power-One, Inc.*	140,017	581,071
PROS Holdings, Inc.*	51,693	776,946
STEC, Inc.*	46,299	326,871
ValueClick, Inc.*	49,904	875,316

	Shares	Value

Vocus, Inc.*	57,264	$923,668
Web.com Group, Inc.*	73,622	1,172,062
Westell Technologies, Inc., Class A*	313,157	676,419
Total Information Technology		19,676,645
Materials - 1.4%
Headwaters, Inc.*	239,332	1,103,321
Telecommunication Services - 2.5%
inContact, Inc.*	171,033	894,503
Premiere Global Services, Inc.*	122,909	1,027,519
Total Telecommunication Services		1,922,022
Total Common Stocks (cost $70,375,456)		78,903,816
Other Investment Companies - 4.2%[2]
BNY Mellon Overnight Government Fund, 0.18%[3] (cost $3,253,294)	3,253,294	3,253,294
Total Investments - 105.0% (cost $73,628,750)		82,157,110
Other Assets, less Liabilities - (5.0)%		(3,885,226)
Net Assets - 100.0%		$78,271,884

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $75,877,425 for Federal income tax purposes at May 31, 2012, the aggregate gross unrealized appreciation and depreciation were $13,151,158 and $6,871,473, respectively, resulting in net unrealized appreciation of investments of $6,279,685.

*	Non-income producing security.
[1]	Some or all of these shares, amounting to a market value of $3,056,548, or 3.9% of net assets, were out on loan to various brokers.
[2]	Yield shown represents the May 31, 2012, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

As of May 31, 2012, the securities in the Fund were all valued using level 1 inputs. For a detailed breakout of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments previously presented in this report.

As of May 31, 2012, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investment Definitions and Abbreviations:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Statement of Assets and Liabilities

May 31, 2012

Assets:
Investments at value* (including securities on loan valued at $3,056,548)	$82,157,110
Receivable for investments sold	2,192,553
Receivable for Fund shares sold	69,961
Dividends and other receivables	19,960
Prepaid expenses	22,060
Total assets	84,461,644
Liabilities:
Payable upon return of securities loaned	3,253,294
Payable for investments purchased	1,460,237
Payable for interfund lending	874,270
Payable for Fund shares repurchased	406,690
Accrued expenses:
Investment management and advisory fees	71,718
Distribution fees - Class A	17,673
Distribution fees - Class C	1,026
Other	104,852
Total liabilities	6,189,760
Net Assets	$78,271,884
Net Assets Represent:
Paid-in capital	$83,603,741
Undistributed net investment loss	(459,259)
Accumulated net realized loss from investments	(13,400,958)
Net unrealized appreciation of investments	8,528,360
Net Assets	$78,271,884
Class A Shares:
Net Assets	$77,029,961
Shares outstanding	4,347,404
Net asset value and redemption price per share	$17.72
Offering price per share based on a maximum sales charge of 5.75% (Net asset value per share/(100% - 5.75%)	$18.80
Class C Shares:
Net Assets	$1,241,923
Shares outstanding	73,510
Net asset value and redemption price per share	$16.89
* Investments at cost	$73,628,750

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Statement of Operations

For the fiscal year ended May 31, 2012

Investment Income:
Dividend income	$343,816
Securities lending income	146,662
Foreign withholding tax	(6,019)
Total investment income	484,459
Expenses:
Investment management and advisory fees	1,218,246
Distribution fees - Class A	301,040
Distribution fees - Class C	14,085
Transfer agent	56,257
Professional fees	49,145
Reports to shareholders	45,061
Registration fees	38,218
Custodian	31,497
Trustees fees and expenses	13,382
Insurance	5,136
Miscellaneous	4,996
Total expenses before offsets	1,777,063
Expense reductions	(160)
Net expenses	1,776,903

Net investment loss	(1,292,444)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	11,787,262
Net change in unrealized appreciation (depreciation) of investments	(35,767,749)
Net realized and unrealized loss	(23,980,487)

Net decrease in net assets resulting from operations	$(25,272,931)

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Statement of Changes in Net Assets

For the fiscal year ended May 31,

	2012	2011
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(1,292,444)	$(1,633,897)
Net realized gain on investments	11,787,262	33,753,871
Net change in unrealized appreciation (depreciation) of investments	(35,767,749)	20,233,761
Net increase (decrease) in net assets resulting from operations	(25,272,931)	52,353,735
From Capital Share Transactions:
Class A:
Proceeds from sale of shares	17,202,743	32,609,807
Cost of shares repurchased	(85,084,021)	(75,197,801)
Net decrease from capital share transactions - Class A	(67,881,278)	(42,587,994)
Class C:
Proceeds from sale of shares	237,289	114,223
Cost of shares repurchased	(669,114)	(1,231,043)
Net decrease from capital share transactions - Class C	(431,825)	(1,116,820)
Total increase (decrease) in net assets	(93,586,034)	8,648,921
Net Assets:
Beginning of year	171,857,918	163,208,997
End of year	$78,271,884	$171,857,918
End of year undistributed net investment loss	$(459,259)	—

Share Transactions:
Class A:
Sale of shares	945,599	1,779,231
Shares repurchased	(4,699,384)	(4,204,407)
Net decrease - Class A	(3,753,785)	(2,425,176)
Class C:
Sale of shares	13,370	6,582
Shares repurchased	(37,802)	(69,498)
Net decrease - Class C	(24,432)	(62,916)

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended May 31,
Class A	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$20.97	$15.28	$12.17	$19.92	$21.35
Income from Investment Operations:
Net investment loss[1]	(0.19)	(0.17)	(0.16)	(0.15)	(0.22)
Net realized and unrealized gain (loss) on investments[1]	(3.06)	5.86	3.27	(7.60)	(0.97)
Total from investment operations	(3.25)	5.69	3.11	(7.75)	(1.19)
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	—	(0.24)
Net Asset Value, End of Year	$17.72	$20.97	$15.28	$12.17	$19.92
Total Return[2]	(15.50)%	37.24%[4]	25.55%[4]	(38.91)%[4]	(5.78)%
Ratio of net expenses to average net assets	1.45%	1.40%	1.43%	1.49%	1.49%
Ratio of net investment loss to average net assets[2]	(1.05)%	(0.99)%	(1.09)%	(1.11)%	(1.06)%
Portfolio turnover	74%	88%	101%	67%	57%
Net assets at end of year (000’s omitted)	$77,030	$169,885	$160,830	$165,444	$170,132

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.45%	1.40%	1.43%	1.49%	1.49%
Ratio of net investment loss to average net assets	(1.05)%	(0.99)%	(1.09)%	(1.11)%	(1.06)%

	For the fiscal year ended May 31,
Class C	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$20.15	$14.79	$11.87	$19.58	$21.14
Income from Investment Operations:
Net investment loss[1]	(0.31)	(0.29)	(0.26)	(0.27)	(0.37)
Net realized and unrealized gain (loss) on investments[1]	(2.95)	5.65	3.18	(7.44)	(0.96)
Total from investment operations	(3.26)	5.36	2.92	(7.71)	(1.33)
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	—	(0.23)
Net Asset Value, End of Year	$16.89	$20.15	$14.79	$11.87	$19.58
Total Return[2]	(16.18)%[4]	36.24%	24.60%[4]	(39.38)%[4]	(6.42)%
Ratio of net expenses to average net assets	2.20%	2.15%	2.18%	2.24%	2.24%
Ratio of net investment loss to average net assets[2]	(1.80)%	(1.73)%	(1.84)%	(1.90)%	(1.81)%
Portfolio turnover	74%	88%	101%	67%	57%
Net assets at end of year (000’s omitted)	$1,242	$1,973	$2,379	$2,676	$8,596

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	2.20%	2.15%	2.18%	2.24%	2.24%
Ratio of net investment loss to average net assets	(1.80)%	(1.73)%	(1.84)%	(1.90)%	(1.81)%

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Fund presented.

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

Notes to Financial Statements

May 31, 2012

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Essex Small/Micro Cap Growth Fund (“the Fund”).

The Fund offers Class A and Class C shares. Sales of Class A shares may be subject to a front-end sales charge of up to 5.75%.

Redemptions of Class A and Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less). Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Please refer to a current prospectus for additional information on each share class.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”). Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Fund may use the fair value of a portfolio investment to calculate its Net Asset Value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (“the Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield

Notes to Financial Statements (continued)

curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. Transfers between different levels in the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated Funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

The Fund has a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the fiscal year ended May 31, 2012, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the Federal funds rate on the day of the overdraft. For the fiscal year ended May 31, 2012, overdraft fees for the Fund equaled $46.

The Fund also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., whereby earnings credits are used to offset banking charges and other out-of- pocket expenses. For the fiscal year ended May 31, 2012, the transfer agent expense was reduced by $160.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales and equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. No distributions were paid during the fiscal years ended May 31, 2012 and May 31, 2011.

As of May 31, 2012, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$(7,346,551)
Undistributed ordinary income	(459,259)
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—
Post-October loss deferral	—

e. Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended May 31, 2009-2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), post-enactment capital losses may be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their

Notes to Financial Statements (continued)

tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

f. Capital Loss Carryovers and Deferrals

As of May 31, 2012, the Fund had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. The amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amount
	Short-Term	Long-Term	Expires May 31,
(Pre-Enactment)	$7,346,551	—	2018

For the fiscal year ended May 31, 2012, the Fund utilized capital loss carryovers in the amount of:

Capital Loss Carryover Amount
Short-Term	Long-Term
$16,214,519	—

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At May 31, 2012, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the Fund as follows: three accounts collectively own 48%. Transactions by these shareholders may have a material impact on the Fund.

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Fund’s investment portfolio is managed by Essex Investment Management Co., LLC (“Essex”), which serves pursuant to a subadvisory agreement between the Investment Manager and Essex with respect to the Fund. AMG indirectly owns a majority interest in Essex.

The Fund is obligated by the Investment Management Agreement to pay a management fee to the Investment Manager at the annual rate of 1.00% of the average daily net assets of the Fund. Under the Investment Management Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Essex, Essex reimburses the Investment Manager for the costs that the Investment Manager bears in providing such services to the Fund.

The Investment Manager has contractually agreed, through at least October 1, 2013, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to the following percentages of the Fund’s average daily net assets: Class A – 1.49%, Class C – 2.24%.

The Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the previously stated expense limitation percentage based on the Fund’s average daily net assets. For the fiscal year ended May 31, 2012, the Fund made no repayments to the Investment Manager and no cumulative amount of reimbursement by the Investment Manager subject to repayment by the Fund remains.

The aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. The Trustees’ fees and expenses are allocated among all of the funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such funds. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class A and Class C shares in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, the Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s

Notes to Financial Statements (continued)

average daily net assets attributable to the Class A shares and 1.00% annually of the Fund’s average daily net assets attributable to Class C shares.

The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A or Class C shares of the Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended May 31, 2012, the Fund borrowed from other Managers Funds varying amounts up to $6,292,237 for 6 days paying interest of $574. The interest amount is included in the Statement of Operations as miscellaneous expense. For the same period, the Fund did not lend to any other Managers Funds.

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended May 31, 2012, were $90,684,413 and $159,089,794, respectively. There were no purchases and sales of U.S. Government obligations for the Fund.

4. Portfolio Securities Loaned

The Fund participated in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of the Fund, entered into an agreement with BNYM and the Bank of New York Mellon Corporation (“BNYMC”) with respect to the Fund’s position in ICRF, pursuant to which (i) BNYMC would support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) and held by Series B of the ICRF, and (ii) once certain conditions were met, BNYMC would purchase the defaulted securities from the Fund. On October 17, 2011, after certifying that the Fund had met all necessary conditions, BNYMC purchased the Lehman Securities from the Fund at a predetermined price, which represented a premium over the fair market value of the Lehman Securities at that date.

5. Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses and expects the risk of material loss to be remote.

6. New Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” ASU 2011- 11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

7. Subsequent Events

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements, which require additional disclosure in or adjustment of the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2011 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Essex Small/ Micro Cap Growth Fund hereby designates $0, as a capital gain distribution with respect to the taxable year ended May 31, 2012, or if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees the Managers AMG Funds and Shareholders of the Essex Small/Micro Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Essex Small/Micro Cap Growth Fund (one of the Funds constituting Managers AMG Funds, hereafter referred to as the “Fund”) at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2012 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 24, 2012

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 36 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 36 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 36 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 36 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 36 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 36 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 36 Funds in Fund Complex	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).
Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC (1994-2004).

John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Ave.

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Ave.

Norwalk, CT 06854

(800) 835-3879

Subadvisor

Essex Investment Management Co., LLC

125 High Street, 29th Floor

Boston, MA 02110

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
CADENCE CAPITAL APPRECIATION	RENAISSANCE LARGE CAP GROWTH	CHICAGO EQUITY PARTNERS BALANCED
CADENCE FOCUSED GROWTH	Renaissance Group LLC	Chicago Equity Partners, LLC
CADENCE MID-CAP
CADENCE EMERGING COMPANIES	SKYLINE SPECIAL EQUITIES	ALTERNATIVE FUNDS
Cadence Capital Management, LLC	PORTFOLIO
	Skyline Asset Management, L.P.	FQ GLOBAL ALTERNATIVES
CHICAGO EQUITY PARTNERS MID-CAP		FQ GLOBAL ESSENTIALS
Chicago Equity Partners, LLC	SPECIAL EQUITY	First Quadrant, L.P.
Ranger Investment Management, L.P.
ESSEX SMALL/MICRO CAP GROWTH	Lord, Abbett & Co. LLC	INCOME FUNDS
Essex Investment Management Co., LLC	Smith Asset Management Group, L.P.
	Federated MDTA LLC	BOND (MANAGERS)
FQ TAX-MANAGED U.S. EQUITY		FIXED INCOME
FQ U.S. EQUITY	SYSTEMATIC VALUE	GLOBAL INCOME OPPORTUNITY
First Quadrant, L.P.	SYSTEMATIC MID CAP VALUE	Loomis, Sayles & Co., L.P.
Systematic Financial Management, L.P.
FRONTIER SMALL CAP GROWTH		BOND (MANAGERS PIMCO)
Frontier Capital Management Company, LLC	TIMESSQUARE MID CAP GROWTH	Pacific Investment Management Co. LLC
TIMESSQUARE SMALL CAP GROWTH
GW&K SMALL CAP EQUITY	TSCM GROWTH EQUITY	CALIFORNIA INTERMEDIATE TAX-FREE
Gannett Welsh & Kotler, LLC	TimesSquare Capital Management, LLC	Miller Tabak Asset Management LLC
MICRO-CAP	TRILOGY GLOBAL EQUITY	GW&K MUNICIPAL BOND
Lord, Abbett & Co. LLC	TRILOGY EMERGING MARKETS EQUITY	GW&K MUNICIPAL ENHANCED YIELD
WEDGE Capital Management L.L.P.	TRILOGY INTERNATIONAL SMALL CAP	Gannett Welsh & Kotler, LLC
Next Century Growth Investors LLC	Trilogy Global Advisors, L.P.
RBC Global Asset Management (U.S.) Inc.		HIGH YIELD
	YACKTMAN FUND	J.P. Morgan Investment Management LLC
REAL ESTATE SECURITIES	YACKTMAN FOCUSED FUND
Urdang Securities Management, Inc.	Yacktman Asset Management L.P.	INTERMEDIATE DURATION GOVERNMENT
SHORT DURATION GOVERNMENT
Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2012	Fiscal 2011
Essex Small/Micro Cap Growth Fund	$22,059	$20,338

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2012	Fiscal 2011
Essex Small/Micro Cap Growth Fund	7,340	$7,000

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2011	2010	2011	2010	2011	2010
Control Affiliates	$417,385	$424,730	$1,647,710	$747,820	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ KEITHA L. KINNE
Keitha L. Kinne, President

Date: August 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KEITHA L. KINNE
Keitha L. Kinne, President

Date: August 1, 2012

By:	/s/ DONALD S. RUMERY
Donald S. Rumery, Chief Financial Officer

Date: August 1, 2012